Financial Earnings Results

First Quarter 2026

April 22, 2026

Cathay General Bancorp

Forward Looking Statements

This presentation contains forward-looking statements about Cathay General Bancorp and its subsidiaries (collectively referred to herein as the "Company," "we," "us," or "our") within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. Statements that are not historical or current facts, including statements about beliefs, expectations and future economic performance, are "forward-looking statements" and are based on the information available to, and estimates, beliefs, projections, and assumptions made by, management as of the date on which such statements are first made. Forward-looking statements are not guarantees of future performance and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. These risks and uncertainties include, but are not limited to: local, regional, national and international business, market and economic conditions and events, the potential for new and increased tariffs, trade restrictions or geopolitical tensions that could affect economic activity or specific industry sectors and the impact they may have on us, our clients and our operations, assets and liabilities; possible additional provisions for loan losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential future supervisory action by bank supervisory authorities; increased costs of compliance and other risks associated with changes in regulation; higher capital requirements from the implementation of the Basel III capital standards; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; our ability to generate anticipated returns on our investments and financings, including in tax advantaged projects; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; natural disasters, public health crises and geopolitical events; including wars and armed conflicts, and their resulting economic impacts; general economic or business conditions in Asia, and other regions where Cathay Bank has operations; failures, interruptions, or security breaches of our information systems; our ability to adapt our systems to technological changes; risk management processes and strategies; adverse results in legal proceedings; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in accounting standards or tax laws and regulations; market disruption and volatility; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; issuance of preferred stock; successfully raising additional capital, if needed, and the resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; and general competitive, economic political, and market conditions and fluctuations.

These and other factors are further described in Cathay General Bancorp's Annual Report on Form 10-K for the year ended December 31, 2025 (Item 1A in particular), other reports filed with the Securities and Exchange Commission ("SEC"), and other filings the Company makes with the SEC from time to time. Actual results in any future period may also vary from the past results discussed in this presentation. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we undertake no obligation to update or review any forward-looking statement to reflect circumstances, developments or events occurring after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Financial Performance 1Q 2026

Quarterly Highlights

Earnings and Profitability

- Net income of $86.9 million and EPS of $1.29
- ROAA of 1.47%; ROATCE* of 13.64%
- Efficiency ratio of 40.4% down 1% LQ

Net Interest Income, Margin, and Funding

- NIM of 3.43%, up 7 bps LQ and 18 bps YoY
- NII of $194.2 million, down $0.8 million LQ, up $17.5 million YoY
- Deposits of $20.68 billion, down 1.05% LQ, up 4.33% YoY

Loans, Credit Quality, and Capital Management

- Loans of $20.17 billion up $27.4 million LQ, up $821.6 million YoY
- Allowance for credit loss on loans and leases of $208.8 million, up $12.9 million LQ
- Capital remains strong: CET1 of 13.46%, Leverage of 11.15%
- Increased and paid a quarterly cash dividend in Q1 of $0.38 per share, up 11.8%
- Completed the June 2025 $150 million share repurchase program; and the Board approved a new $150 million share repurchase program, pending regulatory approval [1]

Strategic and Notable Items

- Pre-tax valuation gain on equity securities of $17.3 million
- Repositioning debt securities resulting in a pre-tax impairment loss of $15.7 million

Net Income



Net Income ($mn)
Diluted EPS
$69.5
$77.4
$77.7
$90.5
$86.9
$0.98
$1.10
$1.13
$1.33
$1.29
1Q25
2Q25
3Q25
4Q25
1Q26

Return on Assets & Equity



ROATCE *
ROAE
ROAA
11.37%
12.56%
12.51%
14.44%
13.64%
9.84%
10.72%
10.60%
12.27%
11.88%
1.22%
1.33%
1.29%
1.49%
1.47%
1Q25
2Q25
3Q25
4Q25
1Q26

* Refer to GAAP to non-GAAP reconciliation in Appendix.

[1] There can be no assurance if and when such regulatory approval will be received, but the company will announce the commencement of such additional buyback program if and when such approval is received.

Summary Balance Sheets (Unaudited)

$mn, except per share data	3.31.26	12.31.25	% Change QoQ	3.31.25	% Change YoY
Cash equivalents & ST investments	$ 1,205	$ 1,424	(15)%	$ 1,385	(13)%
AFS debt securities	1,678	1,658	1%	1,434	17%
Loans held-for-sale	7	-	100%	12	(41)%
Gross loans, net of fees	20,160	20,132	0%	19,341	4%
Allowance for credit losses	(209)	(196)	7%	(174)	20%
Net Loans	**19,952**	**19,936**	**0%**	**19,167**	**4%**
Goodwill and intangible assets	378	378	0%	379	(0)%
Other assets	828	832	(0)%	829	(0)%
Total Assets	**$ 24,049**	**$ 24,230**	**(1)%**	**$ 23,205**	**4%**
Deposits	$ 20,676	$ 20,894	(1)%	$ 19,818	4%
FHLB borrowings	-	-	-	95	(100)%
Debt	133	137	(3)%	137	(3)%
Other Liabilities	254	273	(7)%	291	(13)%
Total Liabilities	**$ 21,062**	**$ 21,304**	**(1)%**	**$ 20,340**	**4%**
Total Stockholders' Equity	**$ 2,987**	**$ 2,926**	**2%**	**$ 2,865**	**4%**
Book value per share	$ 44.60	$ 43.53	2%	$ 40.91	9%
Tangible book value per share*	$ 38.95	$ 37.90	3%	$ 35.50	10%
Tangible common equityratio*	11.02%	10.68%	3%	10.89%	1%
Net loan-to-deposit ratio	96.50%	95.42%	1%	96.72%	0%

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Cash equivalents and short-term investments** down 15% QoQ, driven by ongoing asset-liability management actions to align with shifts in the funding profile
- **Gross loans** of $20.16 billion, up 0.2% QoQ, underscoring disciplined underwriting and selective growth in core relationship categories
- **Deposits** of $20.68 billion, down 1% QoQ, primarily due to a planned reduction in brokered balances and seasonal outflows
- **Tangible book value per share*** increased by $1.05, supported by sustained profitability and disciplined capital management
- **Capital levels** remain robust, with our tangible equity ratio at 11.02%

Loan and Deposit Composition

Total Loan Portfolio ($bn)

as of 3.31.26



Construction
1%
Residential Mortgage*
30%
$20.2bn
Total Loans
CRE
53%
C & I
16%

* Residential Mortgage includes equity lines, installment and other loans.

Average Loan Growth – QoQ Annualized % ($bn)



Total CRE
Residential Mortgage*
C & I
Construction
$19.3
+2%
$19.4
+5%
$19.7
+9%
$20.1
+1%
$20.2
$0.3
$0.3
$0.3
$0.4
$0.4
$3.0
$3.1
$3.1
$3.2
$3.2
$5.9
$5.9
$6.0
$6.0
$6.0
$10.1
$10.1
$10.3
$10.5
$10.6
1Q25
2Q25
3Q25
4Q25
1Q26

Total Deposits ($bn)

as of 3.31.26



MMA
18%
IB Checking & Savings
19%
$20.7bn
Total Deposits
Time
47%
DDA
16%

Average Deposit Growth – QoQ Annualized % ($bn)



Time
DDA
MMA
IB Checking & Savings
$19.7
+5%
$20.0
+6%
$20.2
+9%
$20.7
-3%
$20.6
$3.4
$3.5
$3.6
$3.8
$3.9
$3.4
$3.5
$3.5
$3.7
$3.7
$3.3
$3.3
$3.4
$3.5
$3.3
$9.6
$9.7
$9.7
$9.7
$9.7
1Q25
2Q25
3Q25
4Q25
1Q26

Highlights

- **Average Loans** of $20.2 billion up 1% QoQ
- **CRE concentration** at 278% or 9% decrease QoQ, continues to stay below regulatory thresholds and internal limits
- **Average deposits** of $20.56 billion, down 3% QoQ, driven by planned decrease in brokered deposit balances and seasonal outflows
- **Uncollateralized and uninsured deposits** unchanged at 45% QoQ

Cash and AFS Securities

Total Securities Portfolio and Cash ($mn)



Cash and Short Term Investments
Total Securities (FMV)
Total Securities Average Yield (%)
as of 3.31.26
$2,819
$2,895
$2,952
$3,083
$2,884
$1,385
$1,247
$1,308
$1,424
$1,205
$1,434
$1,648
$1,643
$1,658
$1,678
3.82%
3.78%
3.59%
3.52%
3.35%
1Q25
2Q25
3Q25
4Q25
1Q26

Net Unrealized Loss on AFS Securities in AOCI ($mn)



1Q25
2Q25
3Q25
4Q25
1Q26
($102)
($98)
($85)
($77)
($63)

Highlights

- **Stable cash and securities portfolio** supporting ample liquidly profile. Together with our off-balance sheet contingent funding sources, our liquidity remains well above internal targets
- **Unrealized losses in AOCI** down 38.2% YoY and continues to decline. 1Q26 reduction was driven by market rates and impairment losses in connection with the securities repositioning
- **Strong IRR profile** with exceptional liquidity, featuring a 1.9-year duration and 63% annual cash flow for the year
- **Maintains exceptional portfolio credit quality**, with over 90% in U.S. government-backed securities and the remainder held exclusively in investment-grade assets

Securities Portfolio

as of 3.31.26

Type	Book Value ($mn)	Book Yield (AFS)	Effective Duration (AFS)
Treasury/Agency	$916	3.66%	0.30
MBS Fixed	$680	2.17%	4.70
MBS ARM	$2	5.38%	0.80
CMO	$24	3.00%	4.80
SBA Floaters	$5	4.00%	0.40
Corporate	$128	2.84%	0.40
Total Securities Portfolio *	$1,755	3.02%	1.90

* Over 90% backed by US guaranteed/GSE.

Annual Cash Flow ($mn)



as of 3.31.26
Treasury/Agency
Corporate
MBS Fixed
MBS ARM
CMO
SBA Floaters
$1,120
$86
$81
$73
$67
$343
2026
2027
2028
2029
2030
>2030

Summary Income Statements (Unaudited)

$mn, except per share data	3.31.26	12.31.25	% Change QoQ	3.31.25	% Change YoY
Net interest income before provision for credit losses	$ 194.2	$ 195.0	(0)%	$ 176.6	10%
Provision for credit losses	18.2	17.2	6%	15.5	17%
Net interest income after provision for credit losses	**176.0**	**177.8**	**(1)%**	**161.1**	**9%**
Nonintetest income	20.7	27.8	(26)%	11.2	84%
Noninterest expense	86.7	92.2	(6)%	85.7	1%
Income before income taxes	**110.0**	**113.5**	**(3)%**	**86.7**	**27%**
Income tax provision (benefit)	23.1	23.0	0%	17.2	34%
Net Income	**$ 86.9**	**$ 90.5**	**(4)%**	**$ 69.5**	**25%**
Diluted EPS	$ 1.29	$ 1.33	(3)%	$ 0.98	31%
Return on avg tangible common equity*	13.64%	14.44%	(6)%	11.37%	20%
Weighted avg. diluted shares (in millions)	67.4	68.0	(1)%	70.7	(5)%

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Net income** of $86.9 million decreased 4% QoQ, due to lower noninterest income partially offset by lower noninterest expense. YoY net income up 25% driven by net interest income growth
- **Noninterest income** of $20.7 million down 26%, primarily due to impairment loss on securities repositioning
- **Noninterest expense** of $86.7 million down 6%, due to lower LIHTC amortization and reduced incentive compensation expense QoQ
- **Effective tax rate** of 20.98% in line with expectations

Yield and Funding Costs



Net Interest Income and Net Interest Margin
NII ($mn)
NIM
Avg. Fed Funds Rate
$177
$181
$190
$195
$194
4.33%
4.33%
4.30%
3.90%
3.64%
3.25%
3.27%
3.31%
3.36%
3.43%
1Q25
2Q25
3Q25
4Q25
1Q26



Average Loan Yield vs Prime Rate and 1M SOFR
Avg. Loan Yield
Avg. Prime Rate
Avg. 1M SOFR Rate
7.50%
7.50%
7.46%
7.02%
6.75%
6.17%
6.11%
6.14%
6.05%
6.01%
4.36%
4.33%
4.35%
4.08%
3.68%
1Q25
2Q25
3Q25
4Q25
1Q26



Average Cost of Deposits vs Fed Funds Rate
Avg. Cost of Total Deposit (in bps)
Avg. Cost of IB Deposit (in bps)
Avg. Fed Funds Rate
4.33%
4.33%
4.30%
3.90%
3.64%
285
343
279
335
273
328
259
312
248
296
1Q25
2Q25
3Q25
4Q25
1Q26

Highlights

- **Net interest income** was down $0.8 million QoQ largely due to day count offsetting net loan and deposit margin expansion
- **Net interest income and net interest margin** both benefited from lower deposit pricing as average interest-bearing costs declined by 16 bps QoQ
- **Total loan yields** declined by 4 bps QoQ primarily due to the Fed's rate cut in December 2025

Adjusted Non-Interest Income*

Non-Interest Income ($mn)



$27.8
$21.0
$20.7
$18.1
$17.8
$16.8
$15.4
$19.1
$11.2
$15.4
1Q25
2Q25
3Q25
4Q25
1Q26
net gain/(loss) from investment securities
net gain/(loss) from equity securities
wealth management fees
loan and derivative fees
letter of credit commissions
deposit account fees
other operating income
total non-interest income
total adjusted non-interest income*

($mn)		1Q2025		2Q2025		3Q2025		4Q2025		1Q2026
Non-interest income	$	**11.2**	$	**15.4**	$	**21.0**	$	**27.8**	$	**20.7**
Net gains/(losses) from equity securities		(4.2)		(1.4)		3.3		9.7		17.3
Net gains/(losses) from investment securities		-		-		-		-		(15.7)
Adjusted non-interest income*	$	15.4	$	16.8	$	17.8	$	18.1	$	19.1

* Refer to GAAP to non-GAAP reconciliation in Appendix.
Totals may not foot due to rounding.

Highlights

- **Non-interest income** decreased $7.1 million QoQ primarily due to fair-value increase on equity securities, offset by the impairment loss on securities repositioning
- **Adjusted Non-interest income*** increased $1 million QoQ driven by wealth management fees

Operating Expense & Efficiency



Noninterest Expense ($mn)
$85.7
$3.4
$7.5
$5.7
$9.1
$7.1
$10.5
$42.4
$89.1
$3.2
$8.9
$5.9
$11.2
$7.0
$9.8
$43.1
$88.1
$2.8
$7.4
$6.1
$12.1
$6.5
$9.8
$43.5
$92.2
$2.0
$8.0
$5.9
$11.2
$5.9
$10.7
$48.4
$86.7
$2.4
$7.8
$5.8
$6.7
$8.8
$9.7
$45.5
1Q25
2Q25
3Q25
4Q25
1Q26
FDIC and State assessments
professional services
occupancy
tax credit investments
marketing and other operating expense
computer and data processing
salaries and employee benefits



Noninterest Expense ($mn) & Efficiency Ratio
$85.7
$76.0
$89.1
$78.2
$88.1
$77.1
$92.2
$81.8
$86.7
$78.7
45.6%
45.3%
41.8%
41.4%
40.4%
39.6%
39.5%
37.2%
38.4%
36.9%
1Q25
2Q25
3Q25
4Q25
1Q26
Noninterest Expense
Adjusted Noninterest Expense*
Efficiency Ratio
Adjusted Efficiency Ratio*

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Highlights

- **Noninterest expense** decreased $5.5 million due to lower LIHTC amortization and reduced incentive compensation expense QoQ
- **Efficiency ratio** decreased 1% QoQ
- **Adjusted efficiency ratio*** trended down to 36.9%

Asset Quality Metrics

ALLL Composition ($mn)



CRE
C & I
Residential Mortgage
Construction
Total ALLL
Reserve Rate
$174
$9
$15
$69
$81
$174
$5
$21
$41
$107
$187
$7
$23
$39
$118
$196
$6
$25
$39
$126
$209
$15
$25
$47
$122
1.03%*
5.33%
0.41%
1.42%
1.15%
1Q25
2Q25
3Q25
4Q25
1Q26

* Excluding residential mortgage portfolio, total reserve rate would be 1.30%.

Reserves and Net Charge Offs (%)



ALLL / Gross Loans
NCOs/Avg Loans (annualized)
0.91%
0.88%
0.93%
0.97%
1.03%
0.04%
0.26%
0.32%
0.11%
0.04%
1Q25
2Q25
3Q25
4Q25
1Q26

Highlights

- **ALLL to gross loans** increased to 1.03%, excluding residential mortgage, total reserve rate would be 1.30% reflecting a model recalibration and a slight deterioration in macroeconomic conditions
- **Net charge offs** continues to decrease to 0.04% of average loans
- **Criticized and classified loans** declined 1.7% QoQ driven by special mention loans down 10.3% partially offset by an increase in classified loans of 10.0%

Classified Loans Ratio ($mn)



Special Mention (Criticized Loans)
Classified Loans
Classified Loans/Total Gross Loans
$300
$380
1.96%
$310
$432
2.18%
$455
$420
2.09%
$535
$391
1.94%
$480
$430
2.13%
1Q25
2Q25
3Q25
4Q25
1Q26

Classified Loans are loans classified as substandard and doubtful.

Non-Performing Assets Ratio ($mn)



Non-Performing Loans
OREO
NPA/Total Assets
$18
$155
0.75%
$19
$181
0.84%
$33
$166
0.83%
$30
$113
0.59%
$33
$94
0.53%
1Q25
2Q25
3Q25
4Q25
1Q26

Non-Performing Assets (NPA) = Non-Performing Loans + OREO

Cathay General Bancorp

Strong Capital Ratios

Key Capital Ratios (%)



13.46%
13.46%
15.19%
11.15%
6.50%
8.00%
10.00%
5.00%
CET 1 capital ratio
Tier 1 risk-based capital
Total risk-based capital
Tier 1 leverage capital ratio
Well Capitalized
CATY at 3.31.26

* Refer to GAAP to non-GAAP reconciliation in Appendix.

Highlights

- **Capital Ratio** well above regulatory standards that continues to place Cathay in the "well capitalized" category
- **Book Value Per Common Share is** $44.60 as of 3.31.26: up 2.45% compared to 12.31.25 and up 9.02% YoY
- **Tangible Book Value* Per Common Share** is $38.95 as of 3.31.26: up 2.77% compared to 12.31.25 and up 9.72% YoY
- **Capital Return to Shareholders**
  - common stock dividend: $0.38 per share quarterly, or $1.52 per share annualized
  - stock buyback: repurchased 243,499 shares at avg. cost of $51.31 per share in 1Q26

Management Guidance Full Year 2026

	Full Year 2026 Guidance	Full Year 2025 Actual
Loans, end of period	• Estimated growth rate 3.5% to 4.5%.	$20.2 billion +4.0% YoY
Deposits	• Estimated growth rate 4% to 5%.	$20.9 billion +6.1% YoY
Adjusted Noninterest Expense*	• Estimated growth rate 3.5% to 4.5%.	$313.0 million +4.6% YoY
NIM	• Estimated to range between 3.40% and 3.50%. • No rate cuts expected.	3.30%
Tax Rate	• Effective tax rate for 2026 estimated between 20.50% and 21.50%.	• Effective tax rate for the full year was 19.24%.

* Refer to GAAP to non-GAAP reconciliation in Appendix.

The guidance provided above is based on a number of assumptions that management believes to be reasonable and reflects our expectations as of the date of this presentation. Actual results may differ materially from these estimates as a result of various factors, and we refer to the cautionary language regarding "forward-looking statements" included in this presentation when considering this information.

The foregoing presents non-GAAP projected adjusted noninterest expense, which excludes the impact of amortization of investments in low-income housing and alternative energy partnerships, expenses related to other real estate owned ("OREO"), amortization of core deposit intangibles and servicing rights, and FDIC special assessments. The Company is unable to provide a reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure, projected noninterest expense, without unreasonable efforts. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including, but not limited to, (i) the timing and amount of amortization associated with investments in low-income housing and alternative energy partnerships, which may vary based on projected performance, tax credit delivery, and changes in investment assumptions, (ii) the timing and amount of OREO-related expenses, which depend on the resolution and disposition of underlying properties, (iii) amortization of core deposit intangibles and servicing rights, which may be impacted by changes in estimates, and (iv) the occurrence, timing, and magnitude of FDIC special assessments, which are determined by regulatory authorities and are inherently uncertain. These items are inherently uncertain and depend on various factors, many of which are outside the Company's control, and as a result, the Company cannot reasonably estimate their impact at this time. Accordingly, a reconciliation to the corresponding GAAP measure is not available without unreasonable effort.

Appendix

Loan and Deposit Yields

Average Loan Yield by Type (bps)



1Q25 2Q25 3Q25 4Q25 1Q26
617 611 614 605 601
Total Loans
7% fixed rate
93% float rate
728 687 692 647 622
C & I
31% fixed rate
29% float rate
40% hybrid
578 579 577 577 574
Residential Mortgage
37% fixed rate
26% float rate
37% hybrid
593 599 605 605 600
CRE

Loan Portfolio By Index Rate

as of 3.31.26



Other 8%
Prime 12%
Fixed Rate 29%
SOFR 20%
Hybrid in Fixed Rate Period 31%
Total Fixed Rate and Hybrid in Fixed Period: 60%*

* Excludes fixed to float interest rate swaps of 3.1%.

Average Cost of Deposits by Type (bps)



1Q25 2Q25 3Q25 4Q25 1Q26
285 279 273 259 248
Total Deposit
343 335 328 312 296
IB Deposit
407 391 381 370 355
Time
343 344 344 315 300
MMA
157 167 172 162 151
Savings
168 171 170 158 143
IB Checking

Commercial Real Estate Portfolio

CRE Portfolio Breakdown



Construction 1%
Residential Mortgage* 30%
$20.2bn Total Loans
CRE 53%
C & I 16%
Residential 18%
Retail 13%
Office 7%
Warehouse 7%
Industrial 3%
Hotel / Motel 2%
CRE
$10.6bn
53% of total loans
Special Use 1.4%
Restaurant 1.0%
Land 0.4%
Theater 0.1%

CRE loans of $10.59 billion include a notional amount of $624 million of interest rate swaps or 3.1% of total loans.

* Residential Mortgage includes equity lines, installment and other loans.

CRE Geographic Distribution



NY 35%
$10.6bn CRE
CA 45%
Other 7%
TX 6%
IL 3%
NV 2%
HK 2%

CRE Concentration



286%
291%
291%
287%
278%
1Q2025
2Q2025
3Q2025
4Q2025
1Q2026
400% internal threshold
300% regulatory threshold
CRE /Total Risk-Based Capital

Commercial Real Estate Portfolio (cont'd)

CRE LTV Distribution



40% to 50%
23%
50% to 60%
32%
30% to 40%
15%
$10.6bn
CRE
Under 30%
10%
Over 70%
1%
60% to 70%
19%

CRE LTV and Size by Property Type

	CRE Loan Portfolio ($mn)	Avg. Loan Size ($mn)	CRE Weighted Avg. LTV
Residental	$3,552	$1.4	53%
Retail	$2,576	$2.1	48%
Office	$1,399	$2.3	48%
Warehouse	$1,417	$2.9	46%
Industrial	$695	$3.5	47%
Hotel / Motel	$359	$7.3	44%
Special Use	$290	$3.0	45%
Restaurant	$209	$1.1	48%
Land	$72	$2.9	46%
Theater	$19	$6.4	53%
CRE	**$10,588**	**$1.9**	**49%**

Selected CRE and Construction Loan Portfolios

Residential CRE Portfolio

% based on $3.6bn loans outstanding



5+ Multi-Family 44%
Commercial Units 37%
2-4 Unit Residence 14%
Single Family Residence 5%



CA 34%
53%
LTV Weighted Average
NY 51%
TX 6%
WA 4%
IL 2%
Other 3%

Retail CRE Portfolio

% based on $2.6bn loans outstanding



Retail/Mix Use 31%
Retail Store/Building 30%
Neighborhood Center 20%
Shopping Center 9%
Strip Mall 9%
Other 1%



NY 29%
48%
LTV Weighted Average
CA 47%
TX 8%
NV 5%
IL 4%
HK 2%
Other 5%

Construction Portfolio

% based on $0.3bn loans outstanding



Multiple Family Residential 85%
Warehouse 8%
Single Family Residential 5%
Retail 2%



NY 23%
56%
LTV Weighted Average
CA 64%
WA 9%
Other 4%

CRE Office Portfolio

Office CRE Portfolio

% based on $1.4bn loans outstanding


Office Building
30%
Office Condominium
28%
Office / Retail Stores
23%
Medical Office
11%
Office / Mixed Use
8%


NY 35%
48%
LTV Weighted Average
CA 48%
HK 6%
NV 4%
WA 2%
IL 2%
Other 3%

Office CRE Distribution

Property Type	Office CRE Loan Portfolio ($mn)	Total CRE Weighted Avg. LTV ($mn)
Office Building	$423	49%
Office Condominium	$400	46%
Office / Retail Stores	$319	35%
Medical Office	$147	49%
Office / Mixed Use	$111	44%
Total Office CRE	**$1,400**	
Avg. Outstanding Size	**$2.3**	
Avg. Property Size (sq ft)	**15,015**	

Office CRE Collateral Distribution ($mn)


Urban
$849
Suburban
$503
Central Business District
$47

Central Business District (CBD) – Central Business/Financial Centers (mainly city downtowns)
Urban – City and metropolitan areas
Suburban – Outside of the city/metropolitan area

Residential Mortgage Portfolio

Resi. Mortgage Geographic Distribution



NY
39%
$6.0bn
Residential
Mortgage*
CA
48%
WA 5%
NJ 2%
TX 2%
Other 4%

Single-Family Resi. LTV Distribution



50% or Under
38%
>50% to 55%
10%
53%
LTV Weighted
Average
> 55% to 60%
15%
$420,000
Outstanding Size
Average
Over 60%
37%

* Residential Mortgage includes equity lines, installment and other loans.

Use of Non-GAAP Financial Information

Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures including tangible book value ("TBV"), tangible assets, tangible common equity ("TCE") ratio, tangible book value per share ("TBV/Share"), the return on average tangible common stockholders' equity ("ROATCE"), and the Adjusted efficiency ratio. We believe these non-GAAP financial measures provide investors with information useful in understanding its financial position, results of operations, the strength of its capital position, and overall business performance. These non-GAAP financial measures are used for performance measurement purposes, as well as for internal planning and forecasting, and by securities analysts, investors, and other interested parties to assess peer company operating performance. These non-GAAP financial measures should not be considered a substitute for GAAP-basis financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these with other companies that present financial measures having the same or similar names.

TBV represents stockholders' equity less goodwill and other intangible assets. TBV/share represents TBV divided by the number of common shares outstanding at the end of the reporting period. The TCE ratio represents TBV divided by total assets less goodwill and other intangible assets. ROATCE is calculated using net income adjusted for the tax-effected amortization of intangible assets, as a percentage of average stockholders' equity less average goodwill and other intangible assets.

Adjusted total revenue is calculated by adding net interest income before provision for credit losses and non-interest income excluding net gains and losses from equity and investment securities. Adjusted non-interest expense is non-interest expense excluding amortization of investments in low-income housing and alternative energy partnerships, other real estate owned expenses, amortization of core deposit intangibles and the FDIC special assessment. The Adjusted efficiency ratio is calculated by dividing the Company's adjusted non-interest expense by adjusted total revenue. It represents the costs expended to generate a dollar of revenue. The adjusted components exclude items that are non-operational as well as the amortization of investments in low-income housing partnerships and alternative energy partnerships. Although this amortization is operational in nature, it is removed to enhance comparability with peers that report these costs within income tax expense under proportional amortization accounting, which the Company has not yet adopted.

The Company strongly encourages investors to review its consolidated financial statements in their entirety and to not rely on any single financial measure. A reconciliation between GAAP and non-GAAP financial information is provided in this Appendix.

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

		As of		
		March 31, 2026	December 31, 2025	March 31, 2025
		(in thousands except per share data) (Unaudited)		
Stockholders' equity	(a)	$ 2,986,648	$ 2,925,388	$ 2,865,159
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,450)	(2,683)	(3,101)
Tangible book value	(b)	$ 2,608,502	$ 2,547,009	$ 2,486,362
Total assets	(c)	$ 24,048,630	$ 24,229,575	$ 23,205,022
Less: Goodwill		(375,696)	(375,696)	(375,696)
Other intangible assets [1]		(2,450)	(2,683)	(3,101)
Tangible assets	(d)	$ 23,670,484	$ 23,851,196	$ 22,826,225
Average stockholders' equity		$ 2,965,655	$ 2,927,541	$ 2,864,709
Less: Average goodwill and other intangible assets, net		(378,146)	(378,379)	(378,797)
Average tangible stockholders' equity	(e)	$ 2,587,509	$ 2,549,162	$ 2,485,912
Number of common shares outstanding	(f)	66,972,039	67,200,126	70,034,708
Common equity to assets ratio		12.42%	12.07%	12.35%
Tangible common equity ratio	g=(b)/(d)	11.02%	10.68%	10.89%
Book value per share		$ 44.60	$ 43.53	$ 40.91
Tangible book value per share	h=(b)/(f)	$ 38.95	$ 37.90	$ 35.50

		Three Months Ended		
		March 31, 2026	December 31, 2025	March 31, 2025
		(in thousands) (Unaudited)		
Net Income		$ 86,886	$ 90,517	$ 69,506
Add: Amortization of other intangibles [1]		223	338	283
Tax effect of amortization adjustments [2]		(66)	(100)	(84)
Tangible net income	(i)	$ 87,043	$ 90,755	$ 69,705
Return on average stockholder's equity [3]		11.88%	12.27%	9.84%
Return on average tangible stockholders' equity [3]	j=(i)/(e)	13.64%	14.44%	11.37%

[1] Includes core deposit intangibles and servicing rights
[2] Applied the statutory rate of 29.65%.
[3] Annualized

Appendix: GAAP to Non-GAAP Reconciliation
Selected Consolidation Financial Information ($ in thousands) (unaudited)

		Three Months Ended			Twelve Months Ended
		March 31, 2026	December 31, 2025	March 31, 2025	December 31, 2025
		(in thousands except per share data) (Unaudited)			
Net interest income before provision for credit losses	a	$ 194,168	$ 195,013	$ 176,639	$ 742,460
Non-interest income	b	20,659	27,816	11,204	75,432
Net gains/(losses) from equity securities		17,316	9,710	(4,191)	7,393
Impairment loss on investment securities		(15,685)	-	-	-
Adjusted non-interest income	c	$ 19,028	$ 18,106	$ 15,395	$ 68,039
Adjusted total revenue	d=c+a	$ 213,196	$ 213,119	$ 192,034	$ 810,499
Non-interest expense	e	$ 86,680	$ 92,156	$ 85,656	$ 355,063
Amortization of investments in low income housing		6,625	12,500	8,722	44,100
Amortization of investments in alternative energy partnerships		115	(1,268)	332	(486)
Other real estate owned		1,589	59	244	(1,151)
Amortization of core deposit intangible		218	217	250	946
FDIC special assessment	f	(584)	(1,200)	139	(1,388)
Adjusted non-interest expense		$ 78,717	$ 81,848	$ 75,969	$ 313,042
Efficiency ratio	g=f/(a+b)	40.4%	41.4%	45.6%	43.4%
Adjusted efficiency ratio	h=f/d	36.9%	38.4%	39.6%	38.6%

Cathay General Bancorp